Financial Instruments	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Financial Instruments
Note 19: Financial Instruments
Financial assets and liabilities
Financial assets and liabilities in the consolidated statement of financial position were as follows:

December 31, 2020	Assets/(Liabilities) at Amortized Cost	Assets/(Liabilities) at Fair Value through Earnings	Assets at Fair Value through Other Comprehensive Income or Loss	Derivatives Used for Hedging (1)	Total
Cash and cash equivalents	311	1,476	-	-	1,787
Trade and other receivables	1,151	-	-	-	1,151
Other financial assets – current	95	517	-	-	612
Other financial assets – non-current (see note 20)	35	17	46	100	198
Trade payables (see note 21)	(217)	-	-	-	(217)
Accruals (see note 21)	(761)	-	-	-	(761)
Other financial liabilities – current (2) (3)	(374)	(2)	-	-	(376)
Long-term indebtedness	(3,772)	-	-	-	(3,772)
Other financial liabilities – non-current (see note 22) (4)	(223)	(1)	-	-	(224)
Total	(3,755)	2,007	46	100	(1,602)

December 31, 2019	Assets/(Liabilities) at Amortized Cost	Assets/(Liabilities) at Fair Value through Earnings	Assets at Fair Value through Other Comprehensive Income or Loss	Derivatives Used for Hedging (1)	Total
Cash and cash equivalents	335	490	-	-	825
Trade and other receivables	1,167	-	-	-	1,167
Other financial assets – current	98	435	-	-	533
Other financial assets – non-current (see note 20)	45	24	29	-	98
Current indebtedness	(579)	-	-	-	(579)
Trade payables (see note 21)	(265)	-	-	-	(265)
Accruals (see note 21)	(801)	-	-	-	(801)
Other financial liabilities – current (2)(3)	(365)	(7)	-	(62)	(434)
Long-term indebtedness	(2,676)	-	-	-	(2,676)
Other financial liabilities – non-current (see note 22) (4)	(253)	(3)	-	-	(256)
Total	(3,294)	939	29	(62)	(2,388)
(1) Derivatives are entered into with specific objectives for each transaction, and are linked to specific assets, liabilities, firm commitments, or highly probable forecasted transactions.
(2) Includes lease liabilities of $83 million (2019 - $69 million).
(3) Includes a commitment to repurchase up to $200 million (2019 - $200 million) of shares related to the Company’s pre-defined
plan with its broker to repurchase the Company’s shares during its internal trading blackout period. See note 24.
(4) Includes lease liabilities of $223 million (2019 - $253 million).

Fair Value
The fair values of cash and cash equivalents, trade and other receivables, trade payables and accruals approximate their carrying amounts because of the short-term maturity of these instruments. The fair value of long-term debt and related derivative instruments is set forth below.
Debt and Related Derivative Instruments
Carrying Amounts
Amounts recorded in the consolidated statement of financial position are referred to as “carrying amounts”. The carrying amounts of primary debt are reflected in “Long-term indebtedness” and “Current indebtedness” and the carrying amounts of derivative instruments are included in “Other financial assets” and “Other financial liabilities”, both current and non-current,
in the consolidated statement of financial position, as appropriate.
Fair Value
The fair value of debt is estimated based on either quoted market prices for similar issues or current rates offered to the Company for debt of the same maturity. The fair value of interest rate swaps is estimated based upon discounted cash flows using applicable current market rates and considering non-performance
risk.
The following is a summary of debt and related derivative instruments that hedged the cash flows of debt:

	Carrying Amount		Fair Value

December 31, 2020	Primary Debt Instruments	Derivative Instruments (Asset)	Primary Debt Instruments	Derivative Instruments (Asset)
C$1,400, 2.239% Notes, due 2025	1,093	(100)	1,151	(100)
$600, 4.30% Notes, due 2023	597	-	657	-
$450, 3.85% Notes, due 2024 (1)	241	-	266	-
$500, 3.35% Notes, due 2026	497	-	557	-
$350, 4.50% Notes, due 2043 (1)	116	-	130	-
$350, 5.65% Notes, due 2043	342	-	471	-
$400, 5.50% Debentures, due 2035	395	-	531	-
$500, 5.85% Debentures, due 2040	491	-	696	-
Total	3,772	(100)	4,459	(100)
Long-term	3,772	(100)
(1) Notes were partially redeemed in October 2018.

	Carrying Amount		Fair Value

December 31, 2019	Primary Debt Instruments	Derivative Instruments Liability	Primary Debt Instruments	Derivative Instruments Liability
Bank and other	1	-	1	-
C$550, 3.309% Notes, due 2021	435	62	435	62
$350, 3.95% Notes, due 2021 (1)	143	-	143	-
$600, 4.30% Notes, due 2023	596	-	639	-
$450, 3.85% Notes, due 2024 (1)	240	-	254	-
$500, 3.35% Notes, due 2026	496	-	513	-
$350, 4.50% Notes, due 2043 (1)	116	-	120	-
$350, 5.65% Notes, due 2043	342	-	412	-
$400, 5.50% Debentures, due 2035	395	-	447	-
$500, 5.85% Debentures, due 2040	491	-	592	-
Total	3,255	62	3,556	62
Current portion	579	62
Long-term portion	2,676	-
(1) Notes were partially redeemed in October 2018.
Long-term Debt Activity
The following table provides information regarding notes that the Company issued and repaid in 2020.

Month/Year	Transaction	Principal Amount (in millions)
Notes issued
May 2020	2.239% Notes, due 2025	C$1,400
Notes repaid
January 2020	3.309% Notes, due 2021	C$550
January 2020	3.95% Notes, due 2021	US$139
The notes issued in May 2020 were immediately swapped into U.S. dollars and the Company used the $999 million of net proceeds for general corporate purposes, which included repayment of borrowings under the Company’s credit facility.
In January 2020, the Company repaid notes prior to their scheduled maturity dates for $640 million. This amount included early redemption premiums and the settlement of cross-currency swaps. The repayments were funded with commercial paper borrowings.
The Company did not issue notes or make any debt repayments in 2019.
Cross-currency interest rate swaps
The Company uses
fixed-to-fixed
cross-currency interest rate swaps to hedge its currency exposures on indebtedness. These instruments swap Canadian dollar denominated principal and interest payments into U.S. dollars. The critical terms of the swap, such as the timing and amount of cash flows, match the terms of the related indebtedness, creating an economic relationship that is expected to result in a highly effective hedge. To test for hedge ineffectiveness at hedge inception and subsequent reporting periods, the Company performs qualitative tests to confirm that the terms of the instruments have not changed, as well as quantitative tests to assess if the future cash flows of the swap and the indebtedness will offset one another. Ineffectiveness may arise from changes in cross currency basis spreads or the credit risk inherent in the swaps. The Company achieves a 1:1 hedge ratio when the notional principal amount of the swaps equals the underlying debt exposures.

At December 31, 2020 and December 31, 2019, the Company recorded swaps outstanding in the consolidated statement of financial position at their fair value, which was an asset of $100 million (2019 – net liability of $62 million). These swaps were designated as cash flow hedges.
The details of these instruments are set forth below:

Received	Paid	Hedged Risk	Year of Maturity	Principal Amount
2020 Cash flow hedges
Canadian dollar fixed	U.S. dollar fixed	Foreign exchange	2025	US$999

Received	Paid	Hedged Risk	Year of Maturity	Principal Amount
2019 Cash flow hedges
Canadian dollar fixed	U.S. dollar fixed	Foreign exchange	2020	US$483
The ineffective portion of the cash flow hedges recognized through earnings was a gain of $10 million for the year ended December 31, 2020 (2019 – nil). The gain was reclassified from “Cash flow hedges adjustments to net earnings” in the consolidated statement of comprehensive income to “Other finance income (costs)” in the consolidated income statement.
Currency Risk Exposures
At each reporting date presented, substantially all indebtedness was denominated in U.S. dollars or had been swapped into U.S. dollar obligations.
The carrying amount of debt, all of which is unsecured, was denominated in the following currencies:

	Before Currency Hedging Arrangements		After Currency Hedging Arrangements

	December 31,		December 31,

	2020	2019	2020	2019 (1)
Canadian dollar	1,093	435	-	-
U.S. dollar	2,679	2,819	3,672	3,316
Other currencies	-	1	-	1
	3,772	3,255	3,672	3,317
(1) Includes fair value adjustments of $3 million at December 31, 2019 associated with the interest related fair value component of the hedging instrument settled in January 2020.
Interest Rate Risk Exposures
At December 31, 2020 and 2019, the Company’s notes and debentures (after swaps) pay interest at fixed rates. The weighted-average interest rate was 4.1% in 2020 (2019 – 4.6%).
Foreign Exchange Contracts
There were no foreign exchange contracts outstanding at December 31, 2020. In 2019, the Company had foreign exchange contracts to sell British pound sterling to manage foreign exchange risk on certain cash flows excluding indebtedness. At December 31, 2019, the cumulative U.S. dollar notional amount of contracts outstanding was $111 million. The fair value of these contracts was a liability of $7 million reported within “Other financial liabilities – current” in the consolidated statement of financial position.

Fair value gains and losses from derivative financial instruments
Fair value gains and losses from derivative financial instruments recognized in the consolidated income statement and consolidated statement of changes in equity were as follows:

	Year ended December 31,

	2020		2019

	Fair Value Gain Through Earnings	Fair Value Loss Through Equity	Fair Value Gain (Loss) Through Earnings	Fair Value Loss Through Equity
Warrants	82	–	419	–
Foreign exchange contracts	11	–	(7)	–
Hedging instruments:
Cross currency interest rate swaps – cash flow hedges (1)	107	(11)	19	(6)
Forward interest rate swaps – cash flow hedges	1	–	1	–
	201	(11)	432	(6)
(1) In 2020, comprised of $97 million (2019 - $21 million) of foreign exchange gains, hedge ineffectiveness of $10 million (2019 - nil) related to hedges on Canadian dollar denominated debt, and nil (2019 - $2 million loss) relating to swaps that were terminated ahead of their maturity in connection with the early repayment of the related hedged debt.

Financial Risk Management
The Company is exposed to a variety of financial risks including market risk (primarily currency risk and interest rate risk), credit risk and liquidity risk, as its operations are diverse and global. A centralized corporate treasury group works to minimize the potential adverse effects from these risks by using hedging strategies, where applicable, as well as associating with high quality financial institutions, limiting exposures to counterparties and ensuring flexible sources of funding. The Chief Financial Officer oversees the overall approach and ensures the use of strict guidelines and internal control processes.
Market Risk
Currency Risk
The Company’s consolidated financial statements are expressed in U.S. dollars. However, the Company transacts a portion of its business in other currencies and is therefore subject to the effects of foreign currency translation into U.S. dollars as well as currency transaction risk.
The impact of foreign currency translation from changes in exchange rates between 2019 and 2020 decreased consolidated revenues and operating expenses each by 1%, and generated $12 million of net translation losses in the consolidated statement of financial position (2019 - $109 million of net translation gains), which were recorded within accumulated other comprehensive loss in shareholders’ equity.
Exposure to currency transaction risk is minimized as the Company generally bills customers and incurs operating expenses in the functional currency of the legal entity that records the transaction. However, the Company is exposed to currency transaction risk from the revaluation of non-permanent
intercompany loans in certain of its legal entities, which impacts earnings.
The table below shows the impact on earnings that a hypothetical 10% strengthening of the U.S. dollar against other foreign currencies would have as a result of changes in fair values of financial instruments as of December 31, 2020.

(Decrease) increase to earnings	£	€	C$	Other Currencies	Total
Impact on earnings from financial assets and liabilities (1)	-	(1)	-	3	2
Impact on earnings from non-permanent intercompany loans	(21)	(3)	52	(7)	21
Total impact on earnings	(21)	(4)	52	(4)	23
(1) Excludes debt which has been swapped into U.S. dollar obligations.

The Company only uses derivative instruments to reduce foreign currency and interest rate exposures. Canadian dollar borrowings are generally converted to U.S. dollar obligations through currency swap arrangements. At each reporting date presented, substantially all indebtedness was denominated in U.S. dollars or had been swapped into U.S. dollar obligations.
Interest Rate Risk
The Company is exposed to fluctuations in interest rates with respect to cash and cash equivalents and long-term borrowings.
As of December 31, 2020, the majority of $1,787 million (2019 - $825 million) in cash and cash equivalents was comprised of interest-bearing assets. Based on amounts as of December 31, 2020, a
100-basis
point increase or decrease in interest rates would have increased or decreased annual interest income by approximately $17 million (2019 - $8 million).
At December 31, 2020, the Company’s notes and debentures (after swaps) pay interest at fixed rates.
As of December 31, 2020, there were no derivatives designated as fair value hedges.
Price Risk
The Company has no significant exposure to price risk from equity securities or commodities in the normal course of business. However, the value of the Company’s warrants in Refinitiv (see the “Valuation of the Refinitiv Warrants” section below for additional information) and the value of the transaction with LSEG (see note 8) have been subject to change as a result of changes in the price of LSEG shares.
In the future, the Company’s indirect investment in LSEG will be subject to variability based on changes in the price of LSEG shares and changes in the British pound sterling and U.S. dollar foreign exchange rate (see note 32).
Credit Risk
Credit risk arises from cash and cash equivalents and derivative financial instruments, as well as credit exposure to customers including outstanding receivables. The Company attempts to minimize credit exposure as follows:

•
Cash investments are placed with high-quality financial institutions with limited exposure to any one institution. At December 31, 2020, approximately 99% of cash and cash equivalents were held by institutions that were rated at
“A-“
or higher by at least one of the major credit rating agencies;

•	Counterparties to derivative contracts are major investment-grade international financial institutions and exposure to any single counterparty is monitored and limited; and

•	The Company assesses the creditworthiness of its customers.
No allowance for credit losses on financial assets was required as of December 31, 2020, other than the allowance for doubtful accounts (see note 13). Further, no financial or other assets have been pledged.
The Company’s maximum exposure with respect to credit, assuming no mitigating factors, would be the aggregate of its cash and cash equivalents $1,787 million (2019 - $825 million), trade and other receivables $1,151 million (2019 - $1,167 million), derivative exposures $100 million (2019 - nil) and other financial assets $664 million (2019 - $602 million).
Liquidity Risk
A centralized treasury function ensures funding flexibility by assessing future cash flow expectations and by maintaining sufficient capacity under its committed borrowing facilities. Cash flow estimates are based on rolling forecasts of operating, investing and financing flows. Such forecasting also considers account borrowing limits, cash restrictions and compliance with debt covenants.
Cash which is surplus to working capital requirements is invested in money market funds or bank money market deposits with maturities aligned to expected cash needs. As at December 31, 2020, cash and cash equivalents were $1.8 billion. In addition, the Company maintains a commercial paper program, which provides cost-effective and flexible short-term funding, and a $1.8 billion credit facility, which provides additional liquidity, as further described below.

Commercial Paper Program
Under its commercial paper program, the Company may issue up to $1.8 billion of notes. There was no outstanding commercial paper at December 31, 2020 and 2019. In January 2020, the Company issued $630 million of commercial paper, the proceeds of which were used to redeem debt obligations ahead of their maturity. The Company’s commercial paper borrowings were repaid later in the year, primarily from funds borrowed under its credit facility, as discussed below. The Company did not issue commercial paper in 2019.

Credit Facility
The Company has a $1.8 billion syndicated credit facility agreement which matures in December 2024 and may be used to provide liquidity for general corporate purposes (including acquisitions or support for its commercial paper program). There were no outstanding borrowings under the credit facility at December 31, 2020 and 2019. In 2020, the Company borrowed and repaid $1.0 billion under this facility. Based on the Company’s current credit ratings, the cost of borrowing under the facility is priced at LIBOR/EURIBOR plus 112.5 basis points. The Company has the option to request an increase, subject to approval by applicable lenders, in the lenders’ commitments in an aggregate amount of $600 million for a maximum credit facility commitment of $2.4 billion.
The U.K. Financial Conduct Authority, which regulates LIBOR, intends to phase out LIBOR by the end of 2021. Key alternative reference rates have been established and progress continues to be made in establishing better liquidity and term structures required to efficiently replace the existing LIBOR structures. With the exception of the LIBOR-based benchmarks within the Company’s external credit facility, the Company has no material agreements with third-parties that use or reference LIBOR as a benchmark rate which requires amendment.
If the Company’s debt rating is downgraded by Moody’s or S&P, the facility fees and borrowing costs may increase, although availability would be unaffected. Conversely, an upgrade in the Company’s ratings may reduce the facility fees and borrowing costs.
The Company guarantees borrowings by its subsidiaries under the credit facility. The Company must also maintain a ratio of net debt as defined in the credit agreement (total debt after swaps less cash and cash equivalents) as of the last day of each fiscal quarter to EBITDA as defined in the credit agreement (earnings before interest, income taxes, depreciation and amortization and other modifications described in the credit agreement) for the last four quarters ended of not more than 4.5:1. If the Company were to complete an acquisition with a purchase price of over $500 million, the ratio of net debt to EBITDA would temporarily increase to 5.0:1 for three quarters after completion, at which time the ratio would revert to 4.5:1. As of December 31, 2020, the Company was in compliance with this covenant as its ratio of net debt to EBITDA, as calculated under the terms of its syndicated credit facility, was 1.0:1.
The tables below set forth
non-derivative
and derivative financial liabilities by maturity based on the remaining period from December 31, 2020 and 2019, respectively, to the contractual maturity date. The amounts disclosed are the contractual undiscounted cash flows.

December 31, 2020	2021	2022	2023	2024	2025	Thereafter	Total
Long-term debt (1)	-	-	600	242	1,099	1,869	3,810
Interest payable (1)	153	153	153	127	105	1,103	1,794
Debt-related hedges outflows	22	22	22	22	1,010	-	1,098
Debt-related hedges inflows (1)	(25)	(25)	(25)	(25)	(1,110)	-	(1,210)
Trade payables	217	-	-	-	-	-	217
Accruals	761	-	-	-	-	-	761
Lease liabilities	92	76	49	39	29	44	329
Other financial liabilities	291	-	-	-	-	-	291
Total	1,511	226	799	405	1,133	3,016	7,090

December 31, 2019	2020	2021	2022	2023	2024	Thereafter	Total
Current debt (2)	579	-	-	-	-	-	579
Long-term debt (3)	-	-	-	600	242	1,869	2,711
Interest payable (3)	132	128	128	128	102	1,196	1,814
Debt-related hedges outflows (2)	499	-	-	-	-	-	499
Debt-related hedges inflows (2)	(437)	-	-	-	-	-	(437)
Trade payables	265	-	-	-	-	-	265
Accruals	801	-	-	-	-	-	801
Lease liabilities	80	75	60	41	34	64	354
Other financial liabilities	295	-	-	-	-	-	295
Total	2,214	203	188	769	378	3,129	6,881
(1) Represents contractual cash flows calculated using spot foreign exchange rates as of December 31, 2020.
(2) Represents early repayment of hedged Canadian debt and U.S. dollar denominated debt redeemed in January 2020.
(3) Represents contractual principal and interest payments.

Capital Management
The Company’s capital management strategy is focused on ensuring that it has the investment capacity to drive revenue growth both organically and through acquisitions, while also maintaining its long-term financial leverage and credit ratings and continuing to provide returns to shareholders.
The Company’s existing sources of liquidity are cash and cash equivalents, cash provided by operating activities, the commercial paper program, and credit facility. From time to time, the Company issues debt securities. These sources will generate sufficient funding for the Company to meet its current obligations as well as allowing for: (i) reinvestment in the business through capital expenditures and acquisitions; (ii) debt service; and (iii) returns to shareholders in the form of dividends and share buybacks. The Company has set a target to maintain approximately 500 million common shares outstanding by using share repurchases to offset dilution associated with its dividend reinvestment and equity incentive plans.
Additionally, the Company targets a leverage ratio of net debt, as defined below, to adjusted EBITDA of no more than 2.5x as a measure of its financial flexibility and ability to maintain investment grade credit ratings. As of December 31, 2020, the Company was below its maximum target ratio.
The Company’s investment grade credit ratings provide added financial flexibility and the ability to borrow to support the operations and growth strategies of the business. The following table sets forth the credit ratings that the Company has received from rating agencies in respect of its outstanding securities as of December 31, 2020:

	Moody’s	S&P Global Ratings	DBRS Limited	Fitch
Long-term debt	Baa2	BBB	BBB (high)	BBB+
Commercial paper	P-2	A-2	R-2 (high)	F1
Trend/Outlook	Stable	Stable	Stable	Stable
Net debt is defined as total indebtedness (excluding the associated unamortized transaction costs and premiums or discounts) plus the currency related fair value of associated hedging instruments, and lease liabilities less cash and cash equivalents. As the Company hedges some of its debt to reduce risk, the hedging instruments are included in the measurement of the total obligation associated with its outstanding debt. However, because the Company generally intends to hold the debt and related hedges to maturity, it does not consider the associated fair value of the interest-related component of hedging instruments in the measurement of net debt.

The following table presents the calculation of net debt
(1)
:

	December 31,

	2020	2019
Current indebtedness	-	579
Long-term indebtedness	3,772	2,676
Total debt	3,772	3,255
Swaps	(100)	62
Total debt after swaps	3,672	3,317
Remove fair value adjustments for hedges (2)	1	-
Total debt after currency hedging arrangements	3,673	3,317
Remove transaction costs, premiums or discounts included in the carrying value of debt	38	36
Add: Lease liabilities (current and non-current)	306	322
Less: cash and cash equivalents	(1,787)	(825)
Net debt (1)	2,230	2,850
(1) Net debt is a
non-IFRS
financial measure.
(2) Represents the interest-related fair value component of hedging instruments that are removed to reflect net cash outflow upon maturity.
The following is a reconciliation on movements of liabilities to cash flows arising from financing activities for the years ended December 31, 2020 and 2019:

	Notes and Debentures (1)	Credit Facilities	Derivative Instruments Liabilities (Assets)	Lease Liabilities	Total Liabilities From Financing Activities
December 31, 2018	3,216	-	76	-	3,292
IFRS 16 adoption	-	-	-	197	197
Payments of lease principal	-	-	-	(51)	(51)
Additional leases	-	-	-	176	176
Foreign exchange movements	21	-	(21)	-	-
Other, net (2)	18	-	7	-	25
December 31, 2019	3,255	-	62	322	3,639
Proceeds from debt	999	1,020	-	-	2,019
Repayments of debt	(560)	(1,020)	(65)	-	(1,645)
Payments of lease principal	-	-	-	(75)	(75)
Additional leases	-	-	-	58	58
Foreign exchange movements	97	-	(97)	4	4
Other, net (2)	(19)	-	-	(3)	(22)
December 31, 2020	3,772	-	(100)	306	3,978
(1) Includes bank and other financial instruments in current indebtedness.
(2) Includes early redemption premium on debt, amortization of transaction and discount costs, fair value movements on derivatives and lease interest payments.

Fair value estimation
The following fair value measurement hierarchy is used for financial instruments that are measured in the consolidated statement of financial position at fair value:

• Level 1 –	quoted prices (unadjusted) in active markets for identical assets or liabilities;

• Level 2 –	inputs other than quoted prices included within level 1 that are observable for the asset or liability, either directly (that is, as prices) or indirectly (that is, derived from prices); and

• Level 3 –	inputs for the asset or liability that are not based on observable market data (that is, unobservable inputs).
The levels used to determine fair value measurements for those instruments carried at fair value in the consolidated statement of financial position are as follows:

December 31, 2020				Total
Assets	Level 1	Level 2	Level 3	Balance
Money market accounts	-	1,476	-	1,476
Warrants (1)	-	-	517	517
Other receivables (2)	-	-	17	17
Financial assets at fair value through earnings	-	1,476	534	2,010
Financial assets at fair value through other comprehensive income (3)	27	19	-	46
Derivatives used for hedging (4)	-	100	-	100
Total assets	27	1,595	534	2,156

Liabilities
Contingent consideration (5)	-	-	(3)	(3)
Financial liabilities at fair value through earnings	-	-	(3)	(3)
Total liabilities	-	-	(3)	(3)

December 31, 2019				Total
Assets	Level 1	Level 2	Level 3	Balance
Money market accounts	-	490	-	490
Warrants (1)	-	-	435	435
Other receivables (2)	-	-	24	24
Financial assets at fair value through earnings	-	490	459	949
Financial assets at fair value through other comprehensive income (3)	2	27	-	29
Total assets	2	517	459	978

Liabilities
Forward exchange contracts (6)	-	(7)	-	(7)
Contingent consideration (5)	-	-	(3)	(3)
Financial liabilities at fair value through earnings	-	(7)	(3)	(10)
Derivatives used for hedging (4)	-	(62)	-	(62)
Total liabilities	-	(69)	(3)	(72)
(1)
Warrants relate to the Company’s former equity method investment in Refinitiv (see note 8).
(2) Receivables under indemnification arrangement (see note 30).
(3) Investments in entities over which the Company does not have control, joint control or significant influence.
(4) Comprised of
fixed-to-fixed
cross-currency swaps on indebtedness.
(5) Obligations to pay additional consideration for prior acquisitions, based upon performance measures contractually agreed at the time of purchase.
(6) Used to manage foreign exchange risk on cash flows excluding indebtedness.

The following reflects the change in the fair value of the Refinitiv warrants, which were classified as level 3 in the fair value measurement hierarchy, for the years ended December 31, 2020 and 2019:

	Year ended December 31,

	2020	2019
January 1,	435	16
Gain recognized within other operating gains, net	82	419
December 31,	517	435
The Company recognizes transfers into and out of the fair value measurement hierarchy levels at the end of the reporting period in which the event or change in circumstances that caused the transfer occurred. There were no transfers between hierarchy levels for the years ending December 31, 2020 and 2019.
Valuation Techniques
The fair value of financial instruments that are not traded in an active market (for example, over-the-counter
derivatives) is determined by using valuation techniques. These valuation techniques maximize the use of observable market data where it is available and rely as little as possible on entity specific estimates. If all significant inputs required to fair value an instrument are observable, the instrument is included in level 2. If one or more of the significant inputs is not based on observable market data, the instrument is included in level 3.
Specific valuation techniques used to value financial instruments include:

•	Quoted market prices or dealer quotes for similar instruments;

•	The fair value of cross-currency interest rate swaps and forward foreign exchange contracts are calculated as the present value of the estimated future cash flows based on observable yield curves;

•	The fair value of other receivables considers estimated future cash flows, current market interest rates and non-performance risk; and

•	The fair value of contingent consideration is calculated based on estimates of future revenue performance.
Valuation of the Refinitiv Warrants

•
On August 1, 2019, the Company and private equity funds affiliated with Blackstone agreed to sell Refinitiv, in which the Company owned a 45% interest, to LSEG, in an all share transaction which closed on January 29, 2021 (see note 8). Under the terms of the warrant agreement, the transaction constituted a change in control whereby the exercise of the warrants in connection with the closing of the transaction entitled the Company to an additional 4.5 million shares of Refinitiv. The value of the warrants at December 31, 2020 and 2019 reflected the entry into a definitive agreement for the sale of the Refinitiv business on August 1, 2019. The closing of the transaction on January 29, 2021 was not considered an adjusting subsequent event, and therefore the value at December 31, 2020 was not adjusted to incorporate the closing of the transaction. As such, the value at each date was primarily based on the number of incremental shares in Refinitiv to which the Company was entitled upon closing and the share price of LSEG on December 31, 2020 and 2019, respectively. The valuation also incorporated (on a weighted-average basis) other outcomes based on the likelihood of the transaction closing. In the first quarter of 2021, the Company will record a gain on the transaction that includes the value of the warrants based on the share price of LSEG on January 29, 2021.

•
The Monte Carlo simulation approach, which was incorporated into the valuation of the Refinitiv warrants, generates values based on the random outcomes from a probability distribution. Key inputs under the Monte Carlo approach include: the estimated equity value of Refinitiv; the capitalization structure of Refinitiv; the expected volatility; the risk-free rate of return; annual dividends or distributions; and assumptions about the timing of a liquidity event. An increase in the equity value would typically have resulted in an increase in the fair value of the warrants and conversely, a decrease would typically have resulted in a decrease in the fair value of the warrants.

Offsetting Financial Assets and Financial Liabilities
The Company is subject to master netting arrangements with certain counterparties. Certain of these arrangements allow for the netting of assets and liabilities in the ordinary course of business, and are reflected on a net basis in the consolidated statement of financial position. In other circumstances, netting is permitted only in the event of bankruptcy or default of either party to the agreement, and such amounts are not netted in the consolidated statement of financial position. The following table sets forth balances that are subject to master netting arrangements, however there were no offsetting amounts at December 31, 2020 or 2019.

Financial assets	Gross Financial Assets	Gross Financial Liabilities Netted Against Assets	Net Financial Assets in the Consolidated Statement of Financial Position	Related Financial Liabilities Not Netted	Net Amount
Derivative financial assets	100	-	100 (1)	-	100
Cash and cash equivalents	33	-	33 (2)	-	33
December 31, 2020	133	-	133	-	133

Cash and cash equivalents	17	-	17 (2)	-	17
December 31, 2019	17	-	17	-	17

Financial liabilities	Gross Financial Liabilities	Gross Financial Assets Netted Against Liabilities	Net Financial Liabilities in the Consolidated Statement of Financial Position	Related Financial Assets Not Netted	Net Amount
Derivative financial liabilities	68	-	68 (3)	-	68
Bank indebtedness	1	-	1 (4)	-	1
December 31, 2019	69	-	69	-	69

(1) Included within “Other financial assets” – non-current in the consolidated statement of financial position.
(2) Included within “Cash and cash equivalents” in the consolidated statement of financial position.
(3) Included within “Other financial liabilities” – current and “Provisions and other non-current liabilities”, in the consolidated statement of financial position.
(4) Included within “Current indebtedness” in the consolidated statement of financial position.